united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Annual Report

April 30, 2016

CMG LONG/SHORT FUND
(formerly CMG Tactical Futures Strategy Fund)

Class A Shares - SCOTX

Class I Shares - SCOIX

CMG GLOBAL EQUITY FUND

Class A Shares - GEFAX

Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares - CHYAX

Class I Shares - CHYOX

CMG GLOBAL MACRO STRATEGY FUND

Class A Shares - PEGAX

Class I Shares - PEGMX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund, the CMG Global Macro Strategy Fund, the CMG Long/Short Fund and the CMG Tactical Bond Fund.

CMG Global Equity Fund

The Fund returned -6.57% (Class A Shares) and -6.38% (Class I Shares) over the past year (April 30, 2015 through April 30, 2016), net of fees. The Morningstar World Stock Category, the Fund’s peer group, returned -5.30% over the past year (April 30, 2015 through April 30, 2016). The benchmark for the Fund, the MSCI All Country World Index, returned -5.66% over the past year (April 30, 2015 through April 30, 2016).

The Fund was fully invested for the past year and the active volatility management strategy, as implemented by AlphaSimplex (the Fund’s sub-advisor), triggered a hedged position in September 2015. Downside volatility increased during the summer and the sub-advisor began hedging in early to mid-September but did not establish a fully hedged position until October 2015. Please note that the way the sub-advisor implements the strategy is to add to the hedge as downside market volatility escalates rather than an all or none approach. Conversely, as downside market volatility abates, the hedges would be rolled back rather than taken off all at once. After the global equity market sell-off to start the year, volatility has declined and the sub-advisor has reduced but not removed the hedge at the time of this writing. Despite the equity market volatility over the past year, equity market indices have not gone anywhere in the past year in absolute levels. Against this backdrop, the active volatility management strategy has been particularly accretive to performance in some periods (for example, in January 2016) and has detracted from performance in periods where equities have rebounded (mid-February through April 2016).

Internationally, developed stocks outperformed emerging market stocks last year while this year performance leadership has shifted to emerging markets. The prime drivers of the shift have been the lack of follow through by the Fed on increasing interest rates and the strong rebound in commodity prices which typically supports emerging markets, many of which are net commodity exporters. The Fund’s stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets. Focusing on these quality factors as the strategy often leads to outperformance during periods of market decline. However, during periods where investors bid up higher beta companies, particularly stocks in basic materials, energy and commodity related businesses, the portfolio will typically lag. In the current market where valuations are stretched and corporate profit margins are still at or near all-time highs it becomes more difficult to invest in quality stocks. Investors tend to move capital to stocks where there is more short term upside potential but higher risk from a business standpoint. The Fund’s disciplined process is not designed to capitalize on these types of investments and we believe that in an environment where the Fed is uncertain about policy and valuations (as measured by price to earnings ratios) are very overvalued, a focus on quality with a risk management overlay is paramount.

With respect to portfolio positioning, the Fund had a very small portfolio allocation to energy and commodities. The two largest sector exposures in the Fund during the past year were consumer discretionary and technology. Several of our positions (please note that all portfolio position weights are as 4/30/2016) in consumer discretionary were key detractors from performance including Bed Bath and Beyond (1.66%), Burberry (1.57%), and the Buckle (1.51%). Additionally, other consumer related positions like Apple (1.91%) and Chipotle (1.26%) were likewise detractors from performance. Conversely, Nike (1.80%) was one of the top performing positions in the portfolio, highlighting the divergence within the consumer space. Our exposure to two great companies in the financial sector, American Express (1.82%) and Visa (1.86%), further highlight the divergence in performance within a sector. Visa was one of the best performing positions in the portfolio while American Express was a poor performer. Our largest positive contributions to the portfolio came from allocations to technology positions in Infosys (1.86%) and Google (1.90%) and pharma / healthcare positions in Johnson and Johnson (1.86%), Rickitt Benckiser Pharmaceuticals (1.86%) and Recordati (1.86%).

As of April 30, 2016 the Fund was approximately weighted 52% North America, 37% Europe and 11% Asia (includes 2% in Israel). Additionally, the Fund is exposed across the following sectors: basic materials (3.60%), consumer cyclical / discretionary (20.05%), financial services (13.59% primarily in payment processing companies like Visa and MasterCard), consumer defensive (12.63%), healthcare (12.98%), energy (1.33%), industrials (11.56%) and technology (22.26%).

CMG Global Macro Strategy Fund

The Fund returned -13.70% (Class A Shares) and -13.60% (Class I Shares) since the Fund’s launch (December 8, 2015 through April 30, 2016), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned -1.05% over the same period (December 8, 2015 through April 30, 2016). The benchmark for the Fund, the Credit Suisse Managed Futures Index, returned -1.04% over the same period (December 8, 2015 through April 30, 2016).

The Fund’s performance since its launch was a tale of two markets. The Fund outperformed peers and the broader markets during January and February (with all three sub-strategies contributing to performance) and underperformed at the end of the quarter and into April, primarily due to drawdowns in the FX Strategy and Equity Strategy. This dichotomy was evident in the positioning and performance of the sub-strategies for the Fund: the FX, Equity and Bond strategies.

FX Strategy: During the first quarter, performance of the FX Strategy was weak, driven primarily by the weakness of the long U.S. Dollar positioning against most major currencies. Specifically, during Q1, the U.S. Dollar posted its worst quarterly performance since September 2010. U.S. Dollar weakness was driven by central bank actions both the European Central Bank and the Bank of Japan eased aggressively, while the U.S. Federal Reserve reduced its guidance on the number and timing of expected rate increases as well as by technical factors, such as long liquidations and momentum selling. While the FX Strategy did not perform during the first quarter, fundamental factors remain supportive of the U.S. Dollar versus other major currencies:

●	The divergence in global monetary policies is still evident in the Strategy’s monetary factors.

●	Relative inflationary prospects appear supportive of the U.S. Dollar.

●	Technical selling of the U.S. Dollar has abated. For example, the U.S. Dollar versus the Euro has traded in a wide range of 1.05 to 1.15 over the past year, twice reaching the bottom end of the range (March 2015 and November 2015) and the top of the range twice (August 2015 and March 2016). As of the beginning of April, the pair remained at the top end of the range. Most speculators have eliminated short Euro/long U.S. Dollar positions. We are now at the lowest level of U.S. Dollar longs in more than two years; specifically, open positions in long U.S. Dollar futures have fallen from 450,000 at year end 2015 to 30,000 currently. We anticipate that fundamental factors will drive the U.S. Dollar versus Euro rate down to 1.05 over the next several months.

Bond Strategy: During the quarter, the Bond Strategy was largely driven by the Cross Asset Price Relationship factor. This profitable driver picked up on mean reverting relationships. Early in the quarter, the net positioning was generally short bond price. Later in the quarter, higher bond price forecasts were dominating. Most of the first quarter Bond Strategy profitability was attributable to the German Bund and Italian 10 Year. During March, the Sentiment factor gained in significance, driving about 30% of the Bond Strategy’s exposures by month end. Currently, the Bond Strategy exposures are short the Canadian 10 Year, the UK Gilt, the Italian 10 Year, and the French Oat, with long exposure to the German Bunds.

Equity Strategy: In the equity markets, the first quarter of 2016 was a tale of two worlds. The Capital Flows factor, showing supply and demand for equities, remained the driving force in the market. From January 1 through February 11, those flows were decidedly negative; whereas, in the second half of the quarter, capital flows were positive. For several sub-factors, such as momentum, volume and new highs vs. lows, the rally in the second half of the quarter was insufficient to turn the Capital Flows factor bullish. The S&P 500 is representative of this anemic upside strength. As a result, we enter the second quarter net short equities. In particular, the outlook for the U.S., U.K, Australia and China remains bearish.

CMG Long/Short Fund

The Fund returned -26.41% (Class A Shares) and -26.04% (Class I Shares) over the past year (April 30, 2015 through April 30, 2016), net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned -4.85% over the past year (April 30, 2015 through April 30, 2016). The benchmark for the Fund, the Barclay Equity Long/Short Index, returned -3.18% over the past year (April 30, 2015 through April 30, 2016). The Fund has been classified by Morningstar in the Long Short Equity Category, a peer group of funds that hold sizable stakes in both long and short positions in equities and related derivatives. The Fund does not hold both long and short positions simultaneously, but instead invests long or short based on the strategy’s quantitative model. The Fund’s strategy changed from employing a combination of a tactical long/short investment strategy and a fixed income investments strategy to employing a new long/short investment strategy in November, placing a short trade in the Fund in response to the signal produced by the model. As such, the performance comparison to its benchmark and Morningstar category is not suitable to assess the new strategy over the entire year. Since the change of investment strategy, effective November 16, 2015, the Fund has returned -4.76% (Class A Shares) and -4.38% (Class I Shares) through April 30, 2016. The Morningstar Long Short Equity Category returned -1.40% and the Barclay Equity Long/Short Index returned - 1.92% over the same period (November 16, 2015 through April 30, 2016).

After the transition to the new principal investment strategy in November, our model’s reading of market breadth across the U.S. large cap sectors and industries generated a short signal and the Fund maintained that short position through April 30. The Fund was 100% short the S&P 500 over this time. The Fund was outperforming its peer group and U.S. equity market for the first six weeks of the year as equity markets had one of their worst starts to the year in recent history. However, as the equity market rebounded, the strategy remained short, giving up the gains from earlier in the year, finishing the quarter in negative territory. At April 30, 2015, the model remains in a bearish trade (short) as the underlying industry groups of the U.S. equity market continue to signal bearish market breadth despite the recent equity rally. The signal points to narrow market leadership and the model will likely remain short until a larger cross section of U.S. equities rebounds, potentially pulling the model into a buy signal.

CMG Tactical Bond Fund

The Fund returned -2.07% (Class A Shares) since the inception of the share class (May 29, 2015 through April 30, 2016) and -1.44% (Class I Shares) over the past year (April 30, 2015 through April 30, 2016), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned -0.89% over the period (April 30, 2015 through April 30, 2016). The benchmark for the Fund, the Barclays U.S. Corporate High Yield Bond Index, returned -1.12% over the past year (April 30, 2015 through April 30, 2016).

The high yield strategy has traded more actively over the past year than it has historically. The strategy attempts to identify intermediate-term trends in high yield bonds, seeking to capture upside price appreciation during such trends. The past year has proven to be challenging as intermediate-term market movements have been prone to quick, sharp reversals which has in turn led to more trading relative to long-term averages for the strategy. We see two primary drivers that have impacted high yields: the Federal Reserve’s ongoing attempt to normalize interest rates and the extreme volatility we saw in energy and commodities in the second half of 2015. The indecisiveness of the Fed to raise interest rates has caused increased volatility in the bond market as a whole. The impact of the collapse in oil prices has had a disproportionate impact on high yield as a lot of the new issuance and exposure of high yields is to the energy sector. Investors have rightfully been concerned about a potential wave of defaults in energy related credits. The impact of both of these factors has been to increase volatility in high yields, creating more reversals than we would typically see and hence more trading than normal.

We believe the current environment calls for being patient and disciplined. The strategy has always focused on risk management and we believe that while today’s market environment may cause us to trade more frequently, it may be more prudent to be defensive given the macro headwinds. To this point, high yield declines have been measured and range bound, but the potential for a much larger decline still remains. Managing risk systematically will be paramount to preparing for the larger opportunity in high yield ahead. When the next default wave begins, we believe there will be a rush to the exits. Large sell-offs create outsized opportunities in high yields every couple of years. We believe that the next one might be even better than the last (after the financial crisis in 2009). Within such cycles, high yield bond prices decline and yields have historically moved higher. As tactical managers, we await an opportunity to re-enter the market at lower bond prices and higher yields. Few times in our 20+ years of trading high yields have we seen such potential opportunity.

Market Outlook

At the start of the year, we focused on three major themes that we believed would impact global markets in 2016: Fed rate hikes, China and oil. All three played a role during the first half of the year. After hiking rates in 2015, the Fed signaled the possibility of five rate hikes in 2016. By the end of March, the Fed was more dovish than in late 2015 and market prognosticators believe there will be in all likelihood three or fewer rate hikes this year (we are in this camp and believe that we may only get one or none). China has stabilized its equity markets but concerns about Chinese economic growth, the ongoing campaign against corruption, the pivot from investment to consumption and the increasing debt bubble will likely not go away. Although the Chinese government thinks long term with respect to economic planning, markets often react short term. This mismatch of investment horizons and expectations may lead to ongoing volatility as Chinese data is scrutinized to determine which way the economy will move. Few global markets drive such polarized views as China. Finally, the commodity route and the plunge in oil prices may have reached its bottom during the first quarter of this year. Most commodities and, in particular, oil are now well off their lows. As supply and demand reach a better balance (expected by mid-year), oil prices are likely to settle into a range between $40 and $60. If prices remain stable, equity markets are likely to be stronger and high yield credits may hold up better than expected.

In addition to these three themes, the concern coming into this year was the likelihood of a U.S. recession and the potential for an emerging markets debt crisis. We believe that while there is still a real risk of both happening, the probabilities have declined significantly. U.S. growth remains modest yet unspectacular and while estimates have been downgraded further, growth is likely to remain positive. Rising oil prices and a softer dollar could act as a tailwind. Furthermore, the cyclicality of a presidential election year could also act as a tailwind (if history is any indication) as the second half of an election year is typically very bullish. However, this bears watching closely as this year’s election has been anything but typical. Globally, growth remains moderate after several downward revisions (IMF) and should continue to reflect the divergence of the major global economies, both advanced and emerging. Within developed markets, the U.S. is likely to continue its leadership as it restarts its rate tightening cycle (even if the Fed doesn’t raise rates, policy is still neutral rather than accommodative) while the EU and Japan continue to apply QE to facilitate growth. Within emerging markets (aside from China), we expect outcomes to be country specific. For example, India is growing strongly after central bank policy has stabilized the rupee, while Russia and Brazil (to cite just a few large EM countries) will likely continue to struggle primarily due to the political situation in each country (massive corruption in each case that plays out in different ways given that Russia is an autocracy and Brazil is a democracy). The probability of emerging market debt contagion has declined but bears watching on a country by country basis.

In his recent best-selling book, The Only Game in Town, Mohammed El-Erian uses the metaphor of a T-junction to describe where the global economy may be going. Policymakers can choose one road that leads to more coordination, productive policymaking and robust growth or the global economy can turn in the other direction if policymakers fail to live up to their responsibilities. This path could lead to lower growth, more pain (higher unemployment and lower living standards) and the significantly heightened risk of another crisis. Although the current economy is growing, the time to implement many needed structural changes to the economy is slipping away. After the financial crisis, central banks implemented historically unprecedented monetary policies to stabilize the economy. The effect of those policy decisions (whether one agrees with them or not) has been to buy time for fiscal policymakers to make larger structural changes to the tax code, financial regulation and infrastructure spending (to name a few key issues). However, while the current bull market has become the second longest on record, there has been practically no movement on any of the major policy issues in the U.S. The same can be said in Europe (Greece has been kicked down the road, the refugee crisis is unresolved and the Brexit vote has given other members of the EU food for thought) and Japan (lack of structural reforms to match the first two arrows of Abe’s shock therapy). The longer these important decisions are postponed, the less likely they are to be implemented as the political climate globally becomes more polarized, populist, nationalistic, anti-immigrant and less conducive to compromise. The impact on markets will likely be more volatility, more exogenous events and the likelihood of more “black swans” that could catch investors off guard. We believe risk management and tactical investing will continue to be key in navigating these more challenging markets.

Kindest regards,

Stephen B. Blumenthal

PJ Grzywacz
Michael Hee

Portfolio Managers

June 16, 2016

3508-NLD-6/23/2016

Additional Index Disclosure: The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. The Credit Suisse Managed Futures Index is a subset of the Credit Suisse Hedge Fund Index that measures the aggregate performance of managed futures hedge funds. Managed futures funds (often referred to as CTAs or Commodity Trading Advisors) typically focus on investing in listed bond, equity, commodity futures and currency markets, globally. Managers tend to employ systematic trading programs that largely rely upon historical price data and market trends. A significant amount of leverage may be employed since the strategy involves the use of futures contracts. CTAs tend not to have a particular bias towards being net long or net short any particular market. The Morningstar World Stock Category: World stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. The Morningstar Multialternative Category: The Multialternative Category contains funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2016

		Since
CMG Long/Short Fund:	One Year	Inception*
Class A
Without sales charge	(26.41)%	(12.98)%
With sales charge	(30.61)%	(14.21)%
Class I	(26.04)%	(12.69)%
Barclay Equity Long/Short Index	(3.18)%	4.25%

*	Class A and Class I shares commenced operations on February 28, 2012.

Effective November 16, 2015, CMG Tactical Futures Strategy Fund was renamed CMG Long/Short Fund.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.20% for Class A and 1.90% for Class I per the Fund’s prospectus dated November 16, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2016 (Unaudited)

Percent of
Net Assets
Exchange Traded Fund (Equity)	99.7%
Short-Term Investments	0.7%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2016

		Since
CMG Global Equity Fund:	One Year	Inception*
Class A
Without sales charge	(6.57)%	1.77%
With sales charge	(11.93)%	(0.25)%
Class I	(6.38)%	2.02%
MSCI AC World Index	(5.66)%	4.31%
MSCI World Index	(4.17)%	5.46%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted equity index designed to measure the performance of equities in developed and emerging markets. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.52% for Class A and 2.27% for Class I per the Fund’s prospectus dated November 16, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2016

Portfolio Composition as of April 30, 2016 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks		China	1.9%
United States	48.2%	India	1.9%
United Kingdom	8.8%	Israel	1.8%
Denmark	4.3%	Sweden	1.8%
Italy	3.9%	Taiwan	1.8%
Switzerland	3.8%	Short-Term Investments	7.4%
Germany	3.8%	Options Contracts - Purchased	0.7%
Japan	3.7%	Options Contracts - Written	(0.3)%
France	3.6%	Other Assets Less Liabilities	1.0%
Spain	1.9%	Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2016

		Since
CMG Tactical Bond Fund:	One Year	Inception*
Class A
Without sales charge	—	(2.07)%
With sales charge	—	(7.72)%
Class I	(1.44)%	0.30%
Barclays U.S. Corporate High Yield Index	(1.12)%	0.46%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.22% for Class A and 1.82% for Class I per the Fund’s prospectus dated November 16, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2016 (Unaudited)

Percent of
Net Assets
Mutual Funds (Debt)	86.4%
Exchange-Traded Fund (Debt)	9.8%
Option Contracts - Purchased	0.6%
Option Contracts - Written	(0.3)%
Other Assets Less Liabilities	3.5%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Global Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

Comparisons of the Change in Value of a $10,000 Investment

Total Returns as of April 30, 2016

Since
CMG Global Macro Fund:	Inception*
Class A
Without sales charge	(13.70)%
With sales charge	(18.57)%
Class I	(13.60)%
S&P 500 Total Return	0.90%

*	Class A and Class I shares commenced operations on December 8, 2015.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 3.10% for Class A and 2.85% for Class I per the Fund’s prospectus dated November 16, 2015. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2016 (Unaudited)

Percent of
Net Assets
Exchange-Traded Fund (Debt)	44.6%
Private Investment Fund	24.4%
Short Term Investments	8.5%
Other Assets Less Liabilities	22.5%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Long/Short Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares	Security	Value
	EXCHANGE TRADED FUND - 99.7%
	EQUITY FUND - 99.7%
477,613	ProShares Short S&P 500 *	$9,700,320
	TOTAL EXCHANGE TRADED FUND (Cost - $10,155,663)

	SHORT-TERM INVESTMENTS - 0.7%
	MONEY MARKET FUND - 0.7%
65,070	Federated Prime Obligations Fund, Institutional Shares, 0.38% +	65,070
	TOTAL SHORT-TERM INVESTMENTS (Cost - $65,070)

	TOTAL INVESTMENTS - 100.4%
	(Cost - $10,220,733) (a)	$9,765,390
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(38,221)
	NET ASSETS - 100.0%	$9,727,169

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day yield on April 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $10,223,273 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(457,883)
Net Unrealized Depreciation:	$(457,883)

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares	Security	Value
	COMMON STOCKS - 91.2%
	APPAREL - 3.4%
7,623	Burberry Group PLC	$132,775
2,641	NIKE, Inc. Class B	155,661
		288,436
	BANKS - 6.0%
2,324	Capital One Financial Corp.	168,234
4,053	US Bancorp	173,023
3,474	Wells Fargo & Co.	173,631
		514,888
	BEVERAGES - 3.9%
1,469	Brown-Forman Corp. Class A	152,350
1,231	Monster Beverage Corp. *	177,535
		329,885
	CHEMICALS - 5.8%
3,672	Fuchs Petrolub SE Preferred	157,105
4,101	Novozymes A/S Class B	196,584
6,776	Victrex PLC	138,966
		492,655
	COMPUTERS - 7.3%
1,590	Apple, Inc.	149,047
2,786	Cognizant Technology Solutions Corp. - Cl. A *	162,619
8,659	Infosys, Ltd. - ADR	162,789
3,559	Syntel, Inc. *	151,364
		625,819
	COSMETICS/PERSONAL CARE - 1.9%
879	L’Oreal SA	159,522

	DISTRIBUTION/WHOLESALE - 4.0%
3,655	Fastenal Co.	171,017
718	WW Grainger, Inc.	168,385
		339,402
	DIVERSIFIED FINANCIAL SERVICES - 7.6%
2,440	American Express Co.	159,649
1,757	MasterCard, Inc. Class A	170,411
2,194	T Rowe Price Group, Inc.	165,186
2,030	Visa, Inc. - Class A	156,797
		652,043
	ELECTRONICS - 3.6%
4,000	Hoya Corp.	159,297
55,635	Rotork PLC	152,405
		311,702
	FOOD - 2.0%
2,259	Nestle SA	168,512

	HEALTHCARE-PRODUCTS - 3.8%
2,819	DiaSorin SpA	164,666
1,929	Varian Medical Systems, Inc. *	156,596
		321,262
	HOUSEHOLD PRODUCTS/WARES - 3.7%
1,677	Reckitt Benckiser Group PLC	163,465
1,069	Societe BIC SA	151,762
		315,227

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares	Security	Value
	INTERNET - 3.6%
215	Alphabet, Inc. - Class A *	$152,194
7,797	Tencent Holdings, Ltd. - ADR	158,279
		310,473
	LEISURE TIME - 1.8%
1,032	Shimano, Inc.	155,097

	MACHINERY-DIVERSIFIED - 1.9%
3,233	Spirax-Sarco Engineering PLC	161,735

	MEDIA - 3.9%
1,110	FactSet Research Systems, Inc.	167,333
1,594	Walt Disney Co.	164,596
		331,929
	MISCELLANEOUS MANUFACTURING - 1.9%
990	3M Co.	165,706

	PHARMACEUTICALS - 5.8%
1,444	Johnson & Johnson	161,844
3,034	Novo Nordisk A/S	169,435
6,492	Recordati SpA	164,996
		496,275
	RETAIL - 11.9%
2,993	Bed Bath & Beyond, Inc. *	141,329
4,318	Buckle, Inc.	124,963
248	Chipotle Mexican Grill, Inc. - Cl. A *	104,401
2,408	Cie Financiere Richemont SA	160,282
2,311	Fielmann AG	170,434
4,400	Hennes & Mauritz AB *	156,586
4,929	Industria de Diseno Textil SA	158,270
		1,016,265
	SEMICONDUCTORS - 1.8%
6,425	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	151,566

	SOFTWARE - 5.6%
1,912	Check Point Software Technologies, Ltd. *	158,447
3,161	Microsoft Corp.	157,639
4,059	Oracle Corp.	161,792
		477,878

	TOTAL COMMON STOCKS (Cost - $7,419,993)	7,786,277

	SHORT-TERM INVESTMENTS - 7.1%
	MONEY MARKET FUND - 7.1%
605,270	Federated Prime Obligations Fund, Institutional Shares, 0.38% + (a)	605,270
	TOTAL SHORT-TERM INVESTMENTS (Cost - $605,270)

Contracts^
	OPTION CONTRACTS PURCHASED *- 0.7%
	PUT OPTIONS PURCHASED - 0.7%
150	iShares MSCI EAFE ETF
	Expiration June 2016, Exercise price $58.00	18,300
200	iShares MSCI Emerging Markets ETF
	Expiration May 2016, Exercise price $34.00	10,800
64	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise price $205.00	26,816
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $50,628)	55,916

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Value
TOTAL INVESTMENTS - 99.0% (Cost - $8,075,891)(b)	$8,447,463
OPTION CONTRACTS WRITTEN - (0.3)% (Premiums Received - $20,308)(b)	(23,436)
OTHER ASSETS LESS LIABILITIES - 1.3%	108,958
NET ASSETS - 100.0%	$8,532,985

ADR - American Depositary Receipt

PLC - Public Limited Company

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2016.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	All or a portion of this security is segregated as collateral for put options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $8,154,117 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$981,833
Unrealized Depreciation:	(711,923)
Net Unrealized Appreciation:	$269,910

Contracts^	Security	Value
	OPTION CONTRACTS WRITTEN * - (0.3)%
	PUT OPTION CONTRACTS WRITTEN - (0.3)%
(150)	iShares MSCI EAFE ETF
	Expiration June 2016, Exercise price $55.00	$(8,100)
(200)	iShares MSCI Emerging Markets ETF
	Expiration May 2016, Exercise price $32.5	(4,200)
(64)	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise price $195.00	(11,136)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $20,308)	$(23,436)

		Unrealized Appreciation
# of Contracts		(Depreciation)
	OPEN SHORT FUTURES CONTRACTS
(2)	FTSE 100 Index, June 2016	$(4,403)
	(Underlying Face Amount $124,240)
(1)	Hang Seng Index, May 2016	2,385
	(Underlying Face Amount $1,042,700)
(8)	S&P 500 E-Mini, June 2016	(31,820)
	(Underlying Face Amount $823,600)
	TOTAL OPEN SHORT FUTURES CONTRACTS	$(33,838)

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares	Security	Value
	MUTUAL FUNDS - 86.4%
	DEBT FUNDS - 86.4%
3,396,901	PIMCO High Yield Fund - Institutional Shares	$29,009,536
	TOTAL MUTUAL FUNDS (Cost - $28,500,000)

	EXCHANGE-TRADED FUND - 9.8%
	DEBT FUND - 9.8%
39,244	iShares iBoxx $ High Yield Corporate Bond ETF	3,290,609
	TOTAL EXCHANGE-TRADED FUND (Cost - $3,207,985)

Contracts^
	OPTION CONTRACTS PURCHASED *- 0.6%
	PUT OPTIONS PURCHASED - 0.6%
900	iShares Russell 2000 ETF
	Expiration June 2016, Exercise price $111.00	210,600
	TOTAL OPTION CONTRACTS PURCHASED (Cost - $172,116)

	TOTAL INVESTMENTS - 96.8% (Cost - $31,880,101)(a)	$32,510,745
	OPTION CONTRACTS WRITTEN - (0.3)% (Premiums Received - $67,282)(a)	(89,100)
	OTHER ASSETS LESS LIABILITIES - 3.5%	1,172,631
	NET ASSETS - 100.0%	$33,594,276

ETF - Exchange-Traded Fund

*	Non-income producing security.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $31,972,302 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$630,643
Unrealized Depreciation:	(181,300)
Net Unrealized Appreciation:	$449,343

Contracts^		Value
	OPTION CONTRACTS WRITTEN *- (0.3)%
	PUT OPTIONS WRITTEN - (0.3)%
(900)	iShares Russell 2000 ETF
	Expiration June 2016, Exercise price $105.00	$(89,100)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums Received - $67,282)

The accompanying notes are an integral part of these financial statements.

CMG Global Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares	Security	Value
	EXCHANGE TRADED FUND - 44.6%
	DEBT FUND - 44.6%
137,585	SPDR Barclays 1-3 Month T-Bill ETF *	$6,289,011
	TOTAL EXCHANGE TRADED FUND (Cost - $6,288,585)

	PRIVATE INVESTMENT FUND - 24.4%
3,967	Global Macro Strategy LLC * #	3,436,367
	TOTAL PRIVATE INVESTMENT FUND (Cost - $3,990,425)

	SHORT-TERM INVESTMENTS - 8.5%
	MONEY MARKET FUND - 8.5%
1,204,302	Federated Prime Obligations Fund, Institutional Shares, 0.38% +	1,204,302
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,204,302)

	TOTAL INVESTMENTS - 77.5% (Cost - $11,483,312) (a)	$10,929,680
	OTHER ASSETS LESS LIABILITIES - 22.5%	3,174,464
	NET ASSETS - 100.0%	$14,104,144

ETF - Exchange Traded Fund

*	Non-income producing security.

#	Affiliated Fund. (See Note 6)

+	Money market fund; interest rate reflects seven-day yield on April 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $11,436,342 and does not differ from fair value.

Unrealized Appreciation:	$426
Unrealized Depreciation:	(507,088)
Net Unrealized Depreciation:	$(506,662)

		Unrealized
Contracts		Appreciation/(Depreciation)
	OPEN LONG FUTURES CONTRACTS ++
33	Euro OAT, June 2016	$(90,344)
	(Underlying Face Amount at Value $5,905,675)
32	Euro-Bund, June 2016	(66,963)
	(Underlying Face Amount at Value $5,931,542)
38	Euro-BTP, June 2016	(64,936)
	(Underlying Face Amount at Value $6,002,466)
1	Swedish Krona Cross Currency, June 2016	(1,574)
	(Underlying Face Amount at Value $99,874)
45	US 10YR Note, June 2016	250
	(Underlying Face Amount at Value $5,852,813)
1	USD/CZK, June 2016	(550)
	(Underlying Face Amount at Value $99,890)
1	USD/NOK, June 2016	(3,761)
	(Underlying Face Amount at Value $100,038)
	TOTAL OPEN LONG FUTURES CONTRACTS	(227,878)

	OPEN SHORT FUTURES CONTRACTS ++
(1)	Australian Dollar, June 2016	(694)
	(Underlying Face Amount at Value $75,870)
(2)	British Pound, June 2016	(6,658)
	(Underlying Face Amount at Value $182,663)
(7)	Canadian 10 Year Bond, June 2016	7,983
	(Underlying Face Amount at Value $776,903)
(1)	Canadian Dollar, June 2016	(3,685)
	(Underlying Face Amount at Value $79,740)
(10)	CHF/USD, June 2016	1,996
	(Underlying Face Amount at Value $1,305,500)

The accompanying notes are an integral part of these financial statements.

CMG Global Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

		Unrealized
Contracts		Appreciation/(Depreciation)
	OPEN SHORT FUTURES CONTRACTS ++
(5)	Dax Index, June 2016	(20,969)
	(Underlying Face Amount at Value $1,443,550)
(103)	Euro FX, June 2016	(397,891)
	(Underlying Face Amount at Value $14,761,188)
(16)	FTSE 100 Index, June 2016	(32,393)
	(Underlying Face Amount at Value $1,451,918)
(149)	FTSE China A50, June 2016	11,920
	(Underlying Face Amount at Value $1,420,343)
(19)	Japanese Yen, June 2016	(60,583)
	(Underlying Face Amount at Value $2,227,275)
(7)	Long Gilt, June 2016	(1,023)
	(Underlying Face Amount at Value $1,222,982)
(2)	Mexican Peso, June 2016	(1,447)
	(Underlying Face Amount at Value $57,850)
(1)	New Zealand Dollar, June 2016	(2,174)
	(Underlying Face Amount at Value $69,640)
(1)	Polish Zloty, June 2016	2,966
	(Underlying Face Amount at Value $130,790)
(14)	S&P 500 Emini, June 2016	(23,745)
	(Underlying Face Amount at Value $1,441,370)
(1)	South African Rand, June 2016	(1,971)
	(Underlying Face Amount at Value $34,850)
(14)	SPI 200 Index, June 2016	(30,778)
	(Underlying Face Amount at Value $1,392,270)
(18)	Yen Denominated Nikkei 225, June 2016	62,348
	(Underlying Face Amount at Value $1,337,267)
	TOTAL OPEN SHORT FUTURES CONTRACTS	(496,798)

	TOTAL OPEN FUTURES CONTRACTS	$(724,676)

Face amounts are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

++	All of this investment is a holding of DGM AEX Strategy LLC.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2016

				CMG Global
	CMG			Macro Strategy
	Long/Short	CMG Global	CMG Tactical	Fund
	Fund	Equity Fund	Bond Fund	(Consolidated)

Assets:
Investments in Unaffiliated Securities at Value (identified cost $10,220,733, $8,075,891, $31,880,101 and $7,492,887, respectively)	$9,765,390	$8,447,463	$32,510,745	$7,493,313
Investments in Affiliated Securities at Value (identified cost $0, $0, $0 and $3,990,425, respectively)	—	—	—	3,436,367
Cash	—	—	—	742,793
Deposits with Broker	—	101,926	1,193,730	3,149,183
Dividends and Interest Receivable	7	25,247	85,377	434
Receivable for Fund Shares Sold	150	2,642	36	—
Receivable for Securities Sold	—	24,093	—	—
Prepaid Expenses and Administrative Fees	28,084	16,871	40,517	37,235
Total Assets	9,793,631	8,618,242	33,830,405	14,859,325

Liabilities:
Option Contracts Written, at Value (premiums received $0, $20,308, $67,282 and $0, respectively)	—	23,436	89,100	—
Due to Custodian/Broker	—	—	51,348	—
Payable for Fund Shares Redeemed	5,219	—	3,558	—
Due to Broker - Variation Margin	—	33,838	—	724,676
Accrued Advisory Fees	9,326	9,032	26,127	8,948
Accrued Management Fees	—	—	—	9,746
Accrued Distribution Fees	968	791	99	6
Payable to Related Parties	20,124	10,205	65,897	7,541
Accrued Expenses and Other Liabilities	30,825	7,955	—	4,264
Total Liabilities	66,462	85,257	236,129	755,181

Net Assets	$9,727,169	$8,532,985	$33,594,276	$14,104,144

Composition of Net Assets:
At April 30, 2016, Net Assets consisted of:
Paid-in-Capital	$14,569,254	$8,282,398	$36,029,477	$16,393,570
Accumulated Net Investment Loss	(86,159)	(108,438)	—	(115,808)
Accumulated Net Realized Gain (Loss) From Investments, Futures, Options and Foreign Currency Transactions	(4,300,583)	26,910	(3,044,027)	(895,310)
Net Unrealized Appreciation (Depreciation) on:
Investments	(455,343)	371,572	630,644	(553,632)
Futures	—	(33,838)	—	(724,676)
Written Options	—	(3,128)	(21,818)	—
Foreign Currency Translations	—	(2,491)	—	—
Net Assets	$9,727,169	$8,532,985	$33,594,276	$14,104,144

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$3,092,411	$3,756,506	$304,502	$30,173
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	551,831	367,345	31,708	3,495
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$5.60	$10.23	$9.60	$8.63
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$5.94	$10.85	$10.19	$9.16

Class I Shares:
Net Assets	$6,634,758	$4,776,479	$33,289,774	$14,073,971
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,168,723	465,459	3,459,897	1,629,038
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$5.68	$10.26	$9.62	$8.64

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended April 30, 2016

				CMG Global
				Macro Strategy
	CMG Long/Short	CMG Global	CMG Tactical	Fund
	Fund	Equity Fund	Bond Fund	(Consolidated) *

Investment Income:
Unaffiliated Dividend Income (net of foreign taxes withheld of $0, $12,845, $0 and $0, respectively)	$—	$170,804	$1,419,723	$966
Unaffiliated Interest Income	5,447	1,902	15,788	3,394
Total Investment Income	5,447	172,706	1,435,511	4,360

Expenses:
Investment Advisory Fees	123,197	136,353	430,440	40,603
Administration Fees ^	125,339	125,344	153,440	52,404
Distribution Fees- Class A	4,976	11,344	654	25
Non 12b-1 Shareholder Servicing Fees	26,552	7,592	—	4,278
Interest Expense	—	34,028	29,833	—
Management Fees ^	—	—	—	33,795
Performance Fees ^	—	—	—	579
Professional Fees ^	—	—	—	1,000
Miscellaneous Fees ^	—	—	—	356
Total Expenses	280,064	314,661	614,367	133,040
Less: Fees Waived by Adviser	—	—	—	(10,151)
Net Expenses	280,064	314,661	614,367	122,889
Net Investment Income (Loss)	(274,617)	(141,955)	821,144	(118,529)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	(5,611)	507,582	(2,455,462)	—
Affiliated Investments	—	—	—	—
Futures Contracts	(2,276,123)	(171,804)	—	(901,784)
Option Contracts Purchased	—	99,383	809,392	—
Option Contracts Written	—	(60,550)	(730,082)	—
Foreign Currency Transactions	—	1,452	2	—
Underlying Investment Companies	—	—	7,427	—
Net Change in Unrealized Appreciation (Depreciation) On:
Unaffiliated Investments	(455,239)	(948,954)	128,698	426
Affiliated Investments	—	—	—	(554,058)
Futures Contracts	—	(57,502)	—	(724,676)
Option Contracts Purchased	—	(41,214)	(104,652)
Option Contracts Written	—	97,603	81,050	—
Foreign Currency Translations	—	(3,446)	—	—
Net Realized and Unrealized Loss on Investments	(2,736,973)	(577,450)	(2,263,627)	(2,180,092)

Net Decrease in Net Assets Resulting From Operations	$(3,011,590)	$(719,405)	$(1,442,483)	$(2,298,621)

*	Commencement of Operations on December 8, 2015.

^	All of the Management Fees, Performance Fees, Professional Fees, Miscellaneous Fees and a portion of the Administration Fees for CMG Global Macro Strategy Fund are expenses of DGM AEX Strategy LLC.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Long/Short Fund		CMG Global Equity Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015*
Operations:
Net Investment Income (Loss)	$(274,617)	$(485,445)	$(141,955)	$(59,190)	$821,144	$1,083,708
Net Realized Gain (Loss) on Investments	(2,281,734)	(1,704,912)	376,063	(176,260)	(2,376,150)	(759,063)
Distributions of Realized Gains from Underlying Investment Companies	—	—	—	—	7,427	92,192
Net Change in Unrealized Appreciation (Depreciation) on Investments	(455,239)	2,695	(953,513)	559,362	105,096	503,730
Net Increase (Decrease) in Net Assets Resulting From Operations	(3,011,590)	(2,187,662)	(719,405)	323,912	(1,442,483)	920,567

Distributions to Shareholders from:
Net Investment Income
Class A	—	—	(20,799)	(10,679)	(2,585)	—
Class I	—	—	(40,345)	(36,780)	(818,561)	(1,174,924)
Net Realized Gains
Class A	—	—	—	(63,829)	—	—
Class I	—	—	—	(124,585)	—	—
Return of Capital
Class A	—	—	—	—	(1,084)	—
Class I	—	—	—	—	(213,506)	—
Total Distributions to Shareholders	—	—	(61,144)	(235,873)	(1,035,736)	(1,174,924)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	2,994,805	358,099	1,126,017	3,349,898	300,010	—
Distributions Reinvested	—	—	20,154	73,587	3,669	—
Cost of Shares Redeemed	(985,253)	(5,715,872)	(2,065,844)	(1,226,323)	(800)	—
Total Class A Transactions	2,009,552	(5,357,773)	(919,673)	2,197,162	302,879	—

Class I Shares:
Proceeds from Shares Issued	2,577,647	7,481,662	2,451,919	4,035,769	14,516,067	63,951,320
Distributions Reinvested	—	—	40,211	157,998	923,540	1,055,682
Cost of Shares Redeemed	(5,792,061)	(20,743,283)	(5,426,918)	(8,788,658)	(29,946,427)	(14,476,209)
Total Class I Transactions	(3,214,414)	(13,261,621)	(2,934,788)	(4,594,891)	(14,506,820)	50,530,793

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(1,204,862)	(18,619,394)	(3,854,461)	(2,397,729)	(14,203,941)	50,530,793

Increase (Decrease) in Net Assets	(4,216,452)	(20,807,056)	(4,635,010)	(2,309,690)	(16,682,160)	50,276,436

Net Assets:
Beginning of Period	13,943,621	34,750,677	13,167,995	15,477,685	50,276,436	—
End of Period**	$9,727,169	$13,943,621	$8,532,985	$13,167,995	$33,594,276	$50,276,436

* Commencement of Operations on October 6, 2014.
** Includes accumulated net investment loss of:	$(86,159)	$(114,634)	$(108,438)	$(86,712)	$—	$—

Share Activity:
Class A Shares:
Shares Issued	501,571	42,413	106,311	305,591	31,401	—
Shares Reinvested	—	—	1,921	6,738	391	—
Shares Redeemed	(149,050)	(690,443)	(196,684)	(111,390)	(84)	—

Net increase (decrease) in shares of beneficial interest outstanding	352,521	(648,030)	(88,452)	200,939	31,708	—

Class I Shares:
Shares Issued	418,044	887,953	233,654	369,238	1,502,469	6,400,248
Shares Reinvested	—	—	3,822	14,428	97,174	106,919
Shares Redeemed	(867,194)	(2,505,188)	(510,785)	(800,330)	(3,183,150)	(1,463,763)

Net increase (decrease) in shares of beneficial interest outstanding	(449,150)	(1,617,235)	(273,309)	(416,664)	(1,583,507)	5,043,404

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

CMG Global
Macro Strategy
Fund
(Consolidated) *
For the Period
Ended
April 30, 2016
Operations:
Net Investment Loss	$(118,529)
Net Realized Loss on Investments	(901,784)
Net Change in Unrealized Depreciation on Investments	(1,278,308)
Net Decrease in Net Assets Resulting From Operations	(2,298,621)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	59,236
Cost of Shares Redeemed	(21,921)
Total Class A Transactions	37,315

Class I Shares:
Proceeds from Shares Issued	16,600,198
Cost of Shares Redeemed	(234,748)
Total Class I Transactions	16,365,450

Net Increase in Net Assets Resulting from Beneficial Interest Transactions	16,402,765

Increase in Net Assets	14,104,144

Net Assets:
Beginning of Period	—
End of Period**	$14,104,144

* Commencement of Operations on December 8, 2015.
** Includes accumulated net investment loss of:	$(115,808)

Share Activity:
Class A Shares:
Shares Issued	5,835
Shares Redeemed	(2,340)

Net increase in shares of beneficial interest outstanding	3,495

Class I Shares:
Shares Issued	1,653,329
Shares Redeemed	(24,291)

Net increase in shares of beneficial interest outstanding	1,629,038

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Long/Short Fund
	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$7.61	$8.47	$8.52	$9.16	$10.00

Decrease From Operations:
Net investment loss (a)	(0.20)	(0.18)	(0.18)	(0.18)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(1.81)	(0.68)	0.13	(0.46)	(0.81)
Total from operations	(2.01)	(0.86)	(0.05)	(0.64)	(0.84)

Net Asset Value, End of Period	$5.60	$7.61	$8.47	$8.52	$9.16

Total Return (b)	(26.41)%	(10.15)%	(0.59)%	(6.99)%	(8.40	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,092	$1,516	$7,177	$4,390	$1,741
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.37%	2.50%	2.38%	2.57%	9.51	% (d)
After expense reimbursement (c)	3.37%	2.36%	2.25%	2.25%	2.25	% (d)
Ratio of net investment loss to average net assets	(3.31)%	(2.24)%	(2.13)%	(2.13)%	(2.25	)% (d)
Portfolio turnover rate	35%	0%	11%	0%	0	% (e)

*	Class A shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Long/Short Fund
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$7.68	$8.52	$8.55	$9.17	$10.00

Decrease From Operations:
Net investment loss (a)	(0.19)	(0.16)	(0.16)	(0.15)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(1.81)	(0.68)	0.13	(0.47)	(0.80)
Total from operations	(2.00)	(0.84)	(0.03)	(0.62)	(0.83)

Net Asset Value, End of Period	$5.68	$7.68	$8.52	$8.55	$9.17

Total Return (b)	(26.04)%	(9.86)%	(0.35)%	(6.76)%	(8.30	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,635	$12,427	$27,573	$11,799	$5,106
Ratio of expenses to average net assets:
Before expense reimbursement (c)	2.97%	2.18%	2.08%	2.35%	9.38	% (d)
After expense reimbursement (c)	2.97%	2.06%	1.95%	1.85%	1.85	% (d)
Ratio of net investment loss to average net assets	(2.91)%	(1.95)%	(1.83)%	(1.73)%	(1.85	)% (d)
Portfolio turnover rate	35%	0%	11%	0%	0	% (e)

*	Class I shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014 *

Net Asset Value, Beginning of Period	$11.00	$10.95	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.16)	(0.07)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.56)	0.30	1.07
Total from operations	(0.72)	0.23	1.04

Distributions to shareholders from:
Net investment income	(0.05)	(0.03)	—
Net realized gains	—	(0.15)	(0.09)
Total distributions	(0.05)	(0.18)	(0.09)

Net Asset Value, End of Period	$10.23	$11.00	$10.95

Total Return (b)	(6.57)%	2.12%	10.39	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,757	$5,013	$2,791
Ratio of expenses to average net assets:
Before expense reimbursement	2.95%	2.48%	3.24	% (c)
After expense reimbursement	2.95%	2.31%	1.90	% (c)
Ratio of net investment loss to average net assets	(1.44)%	(0.67)%	(0.33	)% (c)
Portfolio turnover rate	20%	41%	40	% (d)

*	Class A shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class I
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2016	April 30, 2015	April 30, 2014 *

Net Asset Value, Beginning of Period	$11.04	$10.98	$10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.13)	(0.04)	(0.02)
Net gain (loss) from investments (both realized and unrealized)	(0.58)	0.30	1.09
Total from operations	(0.71)	0.26	1.07

Distributions to shareholders from:
Net investment income	(0.07)	(0.05)	—
Net realized gains	—	(0.15)	(0.09)
Total distributions	(0.07)	(0.20)	(0.09)

Net Asset Value, End of Period	$10.26	$11.04	$10.98

Total Return (b)	(6.43)%	2.39%	10.69	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,776	$8,155	$12,687
Ratio of expenses to average net assets:
Before expense reimbursement	2.70%	2.25%	2.50	% (c)
After expense reimbursement	2.70%	1.98%	1.65	% (c)
Ratio of net investment loss to average net assets	(1.18)%	(0.32)%	(0.21	)% (c)
Portfolio turnover rate	20%	41%	40	% (d)

*	Class I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A		Class I
	Period		Year	Period
	Ended		Ended	Ended
	April 30, 2016 *		April 30, 2016	April 30, 2015 **

Net Asset Value, Beginning of Period	$9.96		$9.97	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.12		0.17	0.21
Net gain (loss) from investments (both realized and unrealized)	(0.33)		(0.32)	(0.02)
Total from operations	(0.21)		(0.15)	0.19

Distributions to shareholders from:
Net investment income	(0.11)		(0.16)	(0.22)
Return of Capital	(0.04)		(0.04)	—
Total distributions	(0.15)		(0.20)	(0.22)

Net Asset Value, End of Period	$9.60		$9.62	$9.97

Total Return (b)	(2.07	)% (f)	(1.44)%	1.94	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$305		$33,290	$50,276
Ratio of expenses to average net assets (c)	1.76	% (e)	1.36%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	1.41	% (e)	1.81%	3.71	% (e)
Portfolio turnover rate	1413	% (f)	1413%	442	% (f)

*	Class A shares commenced operations on May 29, 2015.

**	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Global Macro Strategy Fund
	(Consolidated)
	Class A		Class I
	Period		Period
	Ended		Ended
	April 30, 2016 *		April 30, 2016 *

Net Asset Value, Beginning of Period	$10.00		$10.00

Decrease From Operations:
Net investment loss (a)	(0.11)		(0.11)
Net loss from investments (both realized and unrealized)	(1.26)		(1.25)
Total from operations	(1.37)		(1.36)

Net Asset Value, End of Period	$8.63		$8.64

Total Return (b)	(13.70	)% (f)	(13.60	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$30		$14,074
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.53	% (e,g)	3.28	% (e,g)
After expense reimbursement (c)	3.28	% (e,g)	3.03	% (e,g)
Ratio of net investment loss to average net assets (c,d)	(3.17	)% (e,g)	(2.92	)% (e,g)
Portfolio turnover rate	0	% (f,g)	0	% (f,g)

*	Commencement of Operations on December 8, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Ratios include the income and expenses of DGM AEX Strategy LLC, see Note 1.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

1.	ORGANIZATION

CMG Long/Short Fund (formerly CMG Tactical Futures Strategy Fund) (the “Long/Short Fund”), CMG Global Equity Fund (the “Global Fund”) CMG Tactical Bond Fund (the “Bond Fund”) and CMG Global Macro Strategy Fund (the “Macro Fund”) (each a “Fund”, collectively, the “Funds”), are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end management investment company.

The Funds each currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The investment objective of Long/Short Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Long/Short Fund commenced operations on February 28, 2012. The Global Fund seeks long term total return with less volatility than global equity markets as its investment objective. Class A and Class I of the Global Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The investment objective of the Macro Fund is to seek capital appreciation. Class A and Class I of the Macro Fund commenced operations on December 8, 2015.

Consolidation of Subsidiary – The consolidated financial statements of the Macro Fund include the financial statements of DGM AEX Strategy LLC (“DGM”) as of and for the period ended April 30, 2016. DGM is a Delaware limited liability company that was organized as a limited liability company in September 2015. DGM’s operations are subject to regulation under the Commodity Exchange Act, administered by the Commodity Futures Trading Commission (“CFTC”). DGM is a “Commodity Pool”, as defined in CFTC regulations. The general manager of DGM is P/E Global LLC (“Manager”) and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, and is also registered with the CFTC as a commodity pool operator and commodity trading adviser. The Manager has selected P/E Investments LLC (the “Trading Advisor”), a related entity, as DGM’s trading adviser. Beginning December 17, 2015 through April 30, 2016, the Macro Fund was a non-voting member of DGM and owned 100% of its outstanding net assets of DGM. Shares of DGM may be subscribed or redeemed on any business day with one day’s prior written notice subject to certain timing restrictions. The Manager may waive restrictions on timing or minimum amounts of capital contributions. All inter-company balances, revenues, and expenses have been eliminated in consolidation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Macro Fund’s investment in the private investment fund is presented at fair value as determined by the adviser. The Macro Fund’s private investment fund is subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. In accordance with GAAP, as a practical expedient, the fair value of the Fund’s ownership in the private investment fund is determined based on the Fund’s pro-rata interest in the net assets of each private investment fund. The private investment fund values its underlying investments at fair value in accordance with policies established by such private investment fund, as described in each of their financial statements and offering memorandums. The Macro Fund’s valuation method utilizes financial information supplied by each private investment fund and is net of management and incentive fees or allocations payable to the private investment fund’s manager pursuant to the private investment fund’s pertinent agreements. These investments are classified as Level 2 investments as they can be redeemed daily at fair value.

Valuation of Fund of Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2016 for the Funds’ assets and liabilities measured at fair value:

Long/Short Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange Traded Fund	$9,700,320	$—	$—	$9,700,320
Short-Term Investments	65,070	—	—	65,070
Total Assets	$9,765,390	$—	$—	$9,765,390

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$7,786,277	$—	$—	$7,786,277
Short-Term Investments	605,270	—	—	605,270
Option Contracts Purchased	55,916	—	—	55,916
Total Assets	$8,447,463	$—	$—	$8,447,463
Liabilities
Option Contracts Written	$23,436	$—	$—	$23,436
Derivative Instruments**	33,838	—	—	33,838
Total	$57,274	$—	$—	$57,274

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$29,009,536	$—	$—	$29,009,536
Exchange-Traded Fund	3,290,609	—	—	3,290,609
Option Contracts Purchased	210,600	—	—	210,600
Total Assets	$32,510,745	$—	$—	$32,510,745
Liabilities
Option Contracts Written	$89,100	$—	$—	$89,100
Total	$89,100	$—	$—	$89,100

Macro Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange Traded Fund	$6,289,011	$—	$—	$6,289,011
Private Investment Fund		3,436,367	—	3,436,367
Short-Term Investments	1,204,302	—	—	1,204,302
Total Assets	$7,493,313	$3,436,367	$—	$10,929,680
Liabilities
Derivative Instruments**	$724,676	$—	$—	$724,676
Total	$724,676	$—	$—	$724,676

*	Refer to the Portfolio of Investments for industry classifications.

**	Derivative instruments include cumulative net unrealized loss on futures contracts open at April 30, 2016.

The Funds did not hold Level 3 securities during the year or period.

There were no transfers between Level 1 and Level 2 during the current year or period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year or period end are included in the Funds’ Portfolios of Investments.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Offsetting of Financial Assets and Derivative Assets - The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2016:

Global Fund:

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts purchased	$55,916	$—	$55,916	$—	$55,916	$—
Total	$55,916	$—	$55,916	$—	$55,916	$—

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$23,436	$—	$23,436	$—	$23,436	$—
Future contracts	33,838	—	33,838	—	—	33,838
Total	$57,274	$—	$57,274	$—	$23,436	$33,838

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Bond Fund:

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts purchased	$210,600	$—	$210,600	$—	$210,600	$—
Total	$210,600	$—	$210,600	$—	$210,600	$—

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$89,100	$—	$89,100	$—	$89,100	$—
Total	$89,100	$—	$89,100	$—	$89,100	$—

Macro Fund:

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$724,676	$—	$724,676	$—	$—	$724,676
Total	$724,676	$—	$724,676	$—	$—	$724,676

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with Deposits with Brokers on the Statements of Assets and Liabilities.

Derivatives Disclosure – Fair Values of Derivative Instruments in the Funds as of April 30, 2016:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$55,916	Option Contracts Written, at Value	$23,436

Futures on equity contracts		—	Due to Broker - Variation Margin	33,838	*
	Total	$55,916	Total	$57,274

*	Derivative instruments include cumulative unrealized loss on futures contracts open at April 30, 2016.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Bond Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Options on equity contracts	Investments in Securities at Value	$210,600	Option Contracts Written, at Value	$89,100

Macro Fund:

Statements of Assets and Liabilities	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value
Futures on equity contracts	Due to Broker - Variation Margin	$98,554	*
Futures on interest rate contracts	Due to Broker - Variation Margin	150,096	*
Futures on currency contracts	Due to Broker - Variation Margin	476,026	*

	Total	$724,676

*	Derivative instruments include cumulative unrealized loss on futures contracts open at April 30, 2016.

The effect of Derivative Instruments on the Statements of Operations for the year or period ended April 30, 2016:

Long/Short Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(2,276,123)	$—

Global Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(171,804)	$(57,502)
Options on equity purchased contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Purchased Contracts	99,383	(41,214)
written contracts	Unrealized Appreciation (Depreciation) on Written Contracts	(60,550)	97,603

Total		$(132,971)	$(1,113)

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Bond Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Options on equity purchased contracts	Net Realized Gain (Loss) on Options Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	$809,392	$(104,652)
written contracts	Unrealized Appreciation (Depreciation) on Written Options	(730,082)	81,050

Total		$79,310	$(23,602)

Macro Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity contracts	Net Realized Gain (Loss) on Future Contracts/ Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(296,267)	$(98,554)
Futures on interest	Net Realized Gain (Loss) on Future Contracts/ Net Change in
rate contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	(39,100)	(150,096)
Futures on currency	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	(566,417)	(476,026)
Total		$(901,784)	$(724,676)

The derivative instruments outstanding as of April 30, 2016 as disclosed in each Fund’s Portfolio of Investments and the amount of realized and change in unrealized gains and losses on derivative instruments during the period as disclosed in each Fund’s Statement of Operations serves as an indicator of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.25%, 0.95%, and 1.00% of the average daily net assets of the Long/Short Fund, Global Fund, Bond Fund and Macro Fund, respectively. Prior to November 16, 2015, the Long Short Fund paid an advisory fee of 1.50%. For the year or period ended April 30, 2016, the Adviser earned advisory fees of $123,197 for the Long/Short Fund, $136,353 for the Global Fund, $430,440 for the Bond Fund and $40,603 for the Macro Fund. The Adviser manages a portion of the Funds’ portfolios directly and may allocate the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Funds’ sub-advisers are/was Scotia Partners, LLC for the Long/Short Fund until November 30, 2015 and AlphaSimplex Group, LLC for the Global Fund. The Adviser pays each sub-adviser a portion of its advisory fee. The Funds do not directly pay the sub-advisers.

The Adviser has contractually agreed to waive a portion of its management fee for the Macro Fund at least through February 27, 2017, so that such fees, on an annual basis, do not exceed 0.75% of the Fund’s average daily net assets. The total management fees contractually waived by the Adviser for the period ended April 30, 2016, amounted to $10,151.

DGM Management Fee: DGM will pay the Manager a management fee based on 0.30417% per month (3.65% per annum) of the net asset value of DGM. Management fees were $33,795 for the period ended April 30, 2016, of which $9,746 was due as of April 30, 2016.

DGM Performance Fee: DGM may also pay the Manager a performance fee equal to twenty percent (20%) of the increase, if any, in the net asset value per share of DGM (after calculation and accrual of the management fees) determined as of the last business day of each month over the highest net asset value per share in any prior month, multiplied by the number of shares outstanding on the valuation date. The performance fees were $579 for the period ended April 30, 2016.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Long/Short Fund may pay up to 0.40% for Class A shares, the Global Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares and the Macro Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year or period ended April 30, 2016, $4,976, $11,344, $654 and $25 were accrued under the Plan for the Long/Short Fund, Global Fund, Bond Fund, and Macro Fund, respectively. As of April 30, 2016, the Board has not implemented the Plan with respect to the Class I shares of the Long/Short Fund and no distribution fees have been accrued against the net assets of that class for the year or period ended April 30, 2016.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended April 30, 2016, the Distributor received underwriter commissions of $11,973 for sales of Class A shares; of which $1,705 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year or period ended April 30, 2016 amounted to $10,661,644 and $2,500,001, respectively, for the Long/Short Fund, $2,027,694 and $5,931,439, respectively, for the Global Fund, $584,352,292 and $599,327,169, respectively, for the Bond Fund and $10,279,010 and $0, respectively, for the Macro Fund.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the year ended April 30, 2016 were as follows:

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Call Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	3,200	107,080	1,839	76,493
Options closed	(2,400)	(83,626)	—	—
Options exercised	—	—	(571)	(17,893)
Options expired	(800)	(23,454)	(1,268)	(58,600)
Options outstanding, end of year	—	$—	—	$—

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	2,390	$140,257	1,600	$201,932
Options written	18,312	1,310,911	20,162	2,220,135
Options closed	(19,588)	(1,414,088)	(20,712)	(2,344,501)
Options expired	(700)	(16,772)	(150)	(10,284)
Options outstanding, end of year	414	$20,308	900	$67,282

6.	INVESTMENTS IN AFFILIATED COMPANIES

The fund listed as an affiliate on the Macro Fund’s consolidated portfolio of investments is considered an affiliate because it is under common control with DGM. Global Macro Strategy LLC’s investment objective is similar to that of the Fund and invests in a diversified portfolio of foreign currency, equity index, and government bond-linked futures contracts. There is no public trading market for the shares of Global Macro Strategy LLC and shares have limited transferability.

Transactions during the year with companies which are affiliates are as follows:

	Value-					Change in
	Beginning of			Interest	Realized	Unrealized	Value - End
Description	Period	Purchases	Sales Proceeds	Income	Gain/Loss	Gain/Loss	of Period
Global Macro Strategy LLC	$—	$3,990,425	$—	$—	$—	$(554,058)	$3,436,367

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 were as follows:

	For the year ended April 30, 2016				For the year ended April 30, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
CMG Long Short Fund	$—	$—	$—	$—	$—	$—	$—	$—
CMG Global Equity Fund	61,144	—	—	61,144	142,883	92,990	—	235,873
CMG Tactical Bond Fund	821,146	—	214,590	1,035,736	1,083,708	8,431	82,785	1,174,924
CMG Global Macro Strategy Fund	—	—	—	—	—	—	—	—

As of April 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
CMG Long Short Fund	$—	$—	$(4,294,603)	$—	$(89,599)	$(457,883)	$(4,842,085)
CMG Global Equity Fund	—	48,005	—	(23,597)	(43,624)	269,803	250,587
CMG Tactical Bond Fund	—	—	(1,414,892)	—	(1,469,652)	449,343	(2,435,201)
CMG Global Macro Strategy Fund	—	—	—	—	(1,536,703)	(752,723)	(2,289,426)

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, straddles, tax adjustments for partnerships, mark-to-market on open forward foreign currency contracts, futures, 1256 option contracts and passive foreign investment companies, and the CMG Global Macro Strategy Fund’s holding in DGM AEX Strategy LLC. In addition, the amount listed under other book/tax differences for the CMG Global Equity Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses were as follows:

Late Year
Fund	Losses
CMG Long Short Fund	$86,159
CMG Global Equity Fund	43,624
CMG Tactical Bond Fund	—
CMG Global Macro Strategy Fund	162,778

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses were as follows:

Post October
Fund	Losses
CMG Long Short Fund	$3,440
CMG Global Equity Fund	—
CMG Tactical Bond Fund	1,469,652
CMG Global Macro Strategy Fund	1,373,925

At April 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
CMG Long Short Fund	$1,716,574	$2,578,029	$4,294,603	Non-expiring
CMG Global Equity Fund	—	—	—	Non-expiring
CMG Tactical Bond Fund	1,414,892	—	1,414,892	Non-expiring
CMG Global Macro Strategy Fund	—	—	—	Non-expiring

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, the re-class of Fund distributions and tax adjustments for partnerships and passive foreign investment companies, resulted in reclassifications for the Funds for the period ended April 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
CMG Long Short Fund	$(303,092)	$303,092	$—
CMG Global Equity Fund	(88,867)	181,373	(92,506)
CMG Tactical Bond Fund	—	2	(2)
CMG Global Macro Strategy Fund	(9,195)	2,721	6,474

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Long/Short Fund currently invests a portion of its assets in ProShares Short S&P 500 (“ProShares”). The Long/Short Fund may redeem its investment from ProShares at any time if the Adviser determines that it is in the best interest of the Long/Short Fund and its shareholders to do so. The performance of the Long/Short Fund may be directly affected by the performance of ProShares. The financial statements of ProShares, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Long/Short Fund’s financial statements. As of April 30, 2016, the percentage of the Long/Short Fund’s net assets invested in ProShares was 99.7%.

The Bond Fund currently invests a portion of its assets in the PIMCO High Yield Fund - Institutional Shares (“PIMCO”). The Bond Fund may redeem its investments from PIMCO at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund may be directly affected by the performance of PIMCO. The financial statements of PIMCO, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of April 30, 2016, the percentage of the Bond Fund’s net assets invested in PIMCO was 86.4%.

The Macro Fund currently invests a portion of its assets in the SPDR Barclays 1-3 Month T-Bill ETF (“ETF”). The Macro Fund may redeem its investments from ETF at any time if the Adviser determines that it is in the best interest of the Macro Fund and its shareholders to do so. The performance of the Macro Fund may be directly affected by the performance of ETF. The financial statements of ETF, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Macro Fund’s financial statements. As of April 30, 2016, the percentage of the Macro Fund’s net assets invested in ETF was 44.6%.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of CMG Long/Short Fund,
CMG Global Equity Fund, CMG Tactical Bond Fund and
CMG Global Macro Strategy Fund

We have audited the accompanying statements of assets and liabilities of the CMG Long/Short Fund (formerly CMG Tactical Futures Strategy Fund), the CMG Global Equity Fund and the CMG Tactical Bond Fund (the “Funds”) each a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolios of investments, as of April 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods presented. We have also audited the accompanying consolidated statement of assets and liabilities of the CMG Global Macro Strategy Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the consolidated portfolio of investments, as of April 30, 2016, and the related consolidated statements of operations, the consolidated statement of changes in net assets and financial highlights for the period December 8, 2015 (commencement of operations) through April 30, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Long/Short Fund (formerly CMG Tactical Futures Strategy Fund), CMG Global Equity Fund and CMG Tactical Bond Fund as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the consolidated financial position of the CMG Global Macro Strategy Fund, as of April 30, 2016, the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period December 8, 2015 through April 30, 2016, are presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
June 29, 2016

CMG Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical
			Actual			(5% return before expenses)

	Funds	Beginning	Ending	Expenses		Ending	Expenses
	Annualized	Account Value	Account Value	Paid During		Account Value	Paid During
Class A	Expense Ratio	11/1/15	4/30/16	Period		4/30/16	Period
Long/Short Fund	3.52%	$1,000.00	$952.40	$17.09	*	$1,007.36	$17.57
Global Fund	3.47%	$1,000.00	$947.30	$16.80	*	$1,007.61	$17.32
Bond Fund	1.83%	$1,000.00	$1,015.90	$9.17	*	$1,015.76	$9.17
Macro Fund ***	3.28%	$1,000.00	$863.00	$12.02	**	$1,008.55	$16.38

Class I
Long/Short Fund	3.12%	$1,000.00	$954.60	$15.16	*	$1,009.35	$15.59
Global Fund	3.22%	$1,000.00	$948.60	$15.60	*	$1,008.85	$16.08
Bond Fund	1.43%	$1,000.00	$1,018.40	$7.18	*	$1,017.75	$7.17
Macro Fund ***	3.03%	$1,000.00	$864.00	$11.11	**	$1,009.80	$15.14

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2016 (182) divided by the number of days in the fiscal year (366).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 8, 2015 (commencement of operations) to April 30, 2016 (144) divided by the number of days in the fiscal year (366).

***	Ratios include the expenses of DGM AEX Strategy LLC.

Approval of Investment Advisory Agreement (Unaudited)

CMG Global Macro Strategy Fund* – Adviser: CMG Capital Management Group Inc.

In connection with the regular meeting held on May 19 & 20, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group Inc. (“CMG Capital”) and the Trust, with respect to the CMG Global Macro Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that CMG Capital manages approximately $480 million in assets directly and acts in the capacity as a signal provider for an additional $150 million in assets not under their direct management, specializing in tactical investment solutions in equity, fixed income, and long short investments through separately managed accounts, variable annuities, and mutual funds. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with their experience. The Trustees reviewed CMG Capital’s investment process which will incorporate the use of a CTA’s managed futures program that focuses on investing in liquid G-15 global currencies, liquid G-10 government bonds and liquid G-8 equity index markets utilizing an approach that incorporates the input of new data to allow the statistical models to adapt to changing market conditions. The Trustees acknowledged that CMG Capital has over a decade of experience conducting due diligence on third party managers, vetting out their corporate structures, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed the strategy’s potential risks and risk mitigation processes that CMG Capital will attempt to employ, which demonstrated to the Board CMG Capital’s solid risk management culture and a deep understanding of the CTA’s strategy. The Trustees reviewed CMG Capital’s broker-dealer selection approach, noting that for trades CMG Capital directly manages they will take into consideration, execution costs, platform technology, and trade cut off times, and for trades not directly managed by CMG Capital, the broker-dealer selection will be done in coordination with the CTA. The Trustees acknowledged that CMG Capital has sufficient resources, a veteran investment team with a long history of strong risk management, focusing on third-party due diligence to gain a complete understanding of the CTA’s investment strategy. The Board concluded that CMG should deliver high quality service to the Fund for the benefit of its future shareholders.

Performance. The Trustees considered the performance of the PE Investments Diversified Global Macro Strategy (“PE Macro Strategy”) and the PE Investments FX Strategy (“PE FX Strategy”) in which the Fund intends to invest. Over the past 1-year and since inception on January 1, 2014, the PE Macro Strategy returned over 50% in both periods, well outpacing the Credit Suisse Managed Futures Index, while the PE FX Strategy returned over 40% in the past year and nearly 10% since inception. The Trustees remarked that the performance of PE Investments was impressive, and expressed optimism that this strategy could outperform over a full market cycle. After further discussion, the Trustees agreed that CMG Capital is reasonably likely to provide acceptable performance for shareholders.

Fees and Expenses. The Trustees noted that CMG Capital proposed an advisory fee of 1.00%, with a waiver down to 75 basis points, which is lower than the peer group average and Managed Futures Morningstar category average. The Trustees also noted that the estimated net expense ratio for the Fund

Approval of Investment Advisory Agreement (Unaudited)

of 2.50% is higher than both the peer group average and Managed Futures Morningstar category average, but within the high/low range of each set. The Trustees acknowledged the possibility that the net expense ratio of the Fund could be impacted by the performance fees flowing through the PE Macro Strategy and the PE FX Strategy in periods of outperformance. After discussion, the Trustees concluded that the advisory fees proposed by CMG Capital were reasonable.

Economies of Scale. The Trustees noted that CMG Capital anticipates that the Fund will benefit from economies of scale once the assets reach $300 million, and also noted that CMG Capital indicated that it is amenable to the discussion of breakpoints in the future. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, breakpoints were not yet warranted, but the discussion of CMG Capital’s economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees reviewed information provided by CMG Capital regarding the projected profitability of CMG Capital with respect to the Fund. The Trustees noted CMG Capital projected a loss over the first 12 months of operations from the Fund. As a result, the Board concluded that the projected profits of CMG Capital were not excessive.

Conclusion. Having requested and received such information from CMG Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of CMG Global Macro Strategy Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of Investment Advisory Agreement (Unaudited)

CMG Global Equity Fund, CMG Long/Short Fund, and CMG Tactical Bond Fund* – Adviser: CMG Capital Management Group, Inc.

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“CMG Capital”) and the Trust, with respect to CMG Global Equity Fund (“CMG Global”), CMG Long/Short Fund (“CMG Long/Short”), and CMG Tactical Bond Fund (“CMG Bond”) (each a “Fund” and collectively the “CMG Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment professionals servicing the CMG Funds and noted their satisfaction with the team’s experience managing tactical strategies in equities, fixed income and long short investments. The Trustees reviewed CMG Capital’s investment process with respect to each Fund. The Trustees acknowledged that CMG Capital has over a decade of experience conducting due diligence on third party managers, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed CMG Capital’s broker-dealer selection approach noting they take into consideration execution costs, platform technology, operational structure, and trade cut off times, but also noting that sub-advisers, as applicable, are responsible for selecting the broker dealers of their choice using their own best execution policies. The Trustees noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees acknowledged that CMG Capital has a solid risk management culture and noted the relationships between CMG Capital and sub-advisers appear to be working well. The Trustees concluded that CMG Capital should continue to deliver consistent quality service to the CMG Funds for the benefit of the shareholders.

Performance.

CMG Global. The Trustees considered the performance of the Fund, noting that it outperformed its peer group average, the benchmark index average, and the World Stock Morningstar Category average over the 1-year period while trailing each except the peer group over the 2-year period. The Trustees attributed the Fund’s recent outperformance to its success in reducing downside risk. After further discussion, the Trustees agreed that CMG Capital is achieving the Fund’s objective and its performance is acceptable.

CMG Long/Short. The Trustees considered the performance of the Fund, noting that it underperformed its peer group average, its benchmark index, and the Morningstar Long/ Short Equity category average over the 1-year, 2-year, and 3-year periods. The Trustees noted that the performance of the Fund over the 1-year period ended September 30, 2015 had dragged particularly heavily on the Fund’s longer term performance. The Trustees recognized that CMG Capital has modified the strategy and that the previous sub-adviser to the Fund has been removed. After further discussion, the Trustees agreed that the performance of the Fund will need to be evaluated after the new strategy has developed a longer track record.

Approval of Investment Advisory Agreement (Unaudited)

CMG Bond. The Trustees considered the performance of the Fund over the 1-year period, noting that it outperformed the benchmark average and the World Stock Morningstar Category average, while slightly trailing its peer group average. The Trustees noted that the Fund has exhibited lower volatility than its benchmark over the prior year as well. After further discussion, the Trustees agreed that CMG Capital is achieving the Fund’s objective and its performance is acceptable.

Fees and Expenses.

CMG Global. The Trustees noted that CMG Capital charges an advisory fee higher than the peer group average and the World Stock Morningstar category average at 1.25%, but sits well within the range of both. The Trustees discussed the fact that the higher fees can be considered partly the result of the active volatility management component of the strategy. The Trustees noted that the net expense ratio of the Fund was higher than the highest net expense ratio in the peer group, and higher than the World Stock Morningstar category average, but was within the range of net expense ratios in the Morningstar category. The Trustees considered CMG Capital’s assertion that the relatively small size of the Fund affects the net expense ratio comparison. After discussion, the Trustees concluded that the advisory fee charged by CMG Capital was reasonable.

CMG Long/Short. The Trustees reviewed the Fund’s advisory fee (which was recently reduced from 1.50% to 1.00% in conjunction with a change in strategy), noting that it is now below the peer group average and Morningstar Long/Short category average. They also noted the net expense ratio exceeds the peer group average and Morningstar category average, but are well within the range of each. They considered CMG Capital’s assertion that the relatively small size of the Fund, along with higher acquired fund fees and expenses, affect the net expense ratio comparison. The Trustees concluded that the Fund’s advisory fee was reasonable on a relative basis.

CMG Bond. The Trustees noted that the Fund’s advisory fee is equal to the Fund’s peer group average and higher than the Nontraditional Bond Morningstar category average, while remaining well within the range of the category. The Trustees reviewed the Fund’s net expense ratio and noted that it exceeds the peer group average and Morningstar category average, but are well within the range of each. They considered CMG Capital’s assertion that the relatively small size of the Fund, along with higher acquired fund fees and expenses, affect the net expense ratio comparison. The Trustees concluded that the Fund’s advisory fee was reasonable on a relative basis.

Economies of Scale. The Trustees noted that CMG Capital anticipates that each Fund will benefit from economies of scale in terms of lower administration and other operating costs once the assets in a Fund reach $325 million. The Trustees agreed with CMG Capital’s assessment that each Fund’s current asset levels are not high enough to support breakpoints at this time. After discussion, the Trustees agreed that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but CMG Capital’s economies of scale would be revisited at the next renewal and as the size of either Fund materially increases. They also agreed to monitor CMG Global, in particular, due to the sub-advisory fee breakpoints.

Profitability. The Trustees considered the profits realized by CMG Capital in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to each Fund. The Trustees also considered the benefits realized by CMG Capital from other activities related to each Fund, and noted that CMG Capital received a small amount of 12b-1 fees to offset distribution expenses. The Trustees concluded that based on the profitability information provided by CMG Capital, CMG Capital realized a loss from its relationship with CMG Global and CMG Bond over the past 12 months, and realized a small, reasonable profit from its relationship with CMG Long/Short.

Conclusion. Having requested and received such information from CMG Capital as the Trustees

Approval of Investment Advisory Agreement (Unaudited)

believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CMG Global Equity Fund, CMG Long/Short Fund, and CMG Tactical Bond Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Global Equity Fund * - (Sub-Adviser- AlphaSimplex Group, LLC)

In connection with the regular meeting held on December 8-9, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between CMG Capital and AlphaSimplex Group, LLC (“AlphaSimplex”), with respect to CMG Global Equity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service . The Trustees noted that AlphaSimplex is an investment research and management firm with a focus on providing risk management services for investment companies, pooled investment vehicles, and financial advisers. The Trustees also noted that AlphaSimplex has assets under management of approximately $6.8 billion. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education credentials and noting that the investment team is experienced with all aspects of financial services and have achieved some impressive career accomplishments. The Trustees remarked that AlphaSimplex provides the Fund with a risk management overlay strategy designed to hedge market exposure when the market displays periods of downside volatility using a proprietary algorithm. The Trustees considered that AlphaSimplex utilizes an internal research group with diverse expertise in mathematics, financial engineering, and computational learning, to maintain, update, and test the models, with further model reviews performed by its Investment Committee and Risk Committee. The Trustees acknowledged that, although not all strategy risks or even risk management techniques can guarantee the elimination of risk, AlphaSimplex’s main objective is to provide risk management services to a wide array of portfolio strategies and, to date, has had a successful track record. The Trustees acknowledged that AlphaSimplex is a robust organization with well qualified personnel, access to a broad array of resources. The Trustees also acknowledged that CMG Capital stated it was satisfied with AlphaSimplex. The Trustees noted that AlphaSimplex appears to have consistently executed the overlay strategy for the Fund and has fulfilled its responsibilities in accordance with the Fund’s mandate. The Trustees concluded that AlphaSimplex should continue to provide quality service to the Fund and CMG Capital, to the benefit of the shareholders.

Performance. The Trustees considered the performance of AlphaSimplex over the 1-year and 2-year periods, noting that AlphaSimplex significantly outperformed the MSCI ACWI All Cap Index. After further discussion, the Trustees agreed that AlphaSimplex is adequately executing the active volatility management strategy and its performance is acceptable.

Fees and Expenses . The Trustees noted that CMG is entitled to a 1.25% advisory fee for managing

Approval of Investment Advisory Agreement (Unaudited)

the Fund, while AlphaSimplex receives a sub-advisory fee of 0.30% on the first $100 million of net assets which declines as net assets increase. The Trustees discussed the fact that a similar account managed by AlphaSimplex is charged under the same fee schedule as used for the Fund. After discussion, the Trustees concluded that the sub-advisory fee charged by AlphaSimplex for an active volatility management strategy was reasonable.

Economies of Scale. The Trustees considered whether economies of scale have been achieved with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoint levels, as negotiated by CMG Capital, appear reasonable.

Profitability. The Trustees considered the profits realized by AlphaSimplex in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. Based on information provided by AlphaSimplex, including an alternative approach to allocation of indirect expenses, the Trustees noted that AlphaSimplex did not earn a profit with respect to the Fund. It was the consensus of the Trustees that excessive profitability was not a concern, particularly in light of the modest actual fees paid to AlphaSimplex.

Conclusion. Having requested and received such information from AlphaSimplex as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of CMG Global Equity Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Tactical All Asset Strategy Fund* – Adviser: CMG Capital Management Group, Inc.

In connection with the regular meeting held on February 24-25, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between the Trust and CMG Capital Management Group, Inc. (“CMG Capital”) with respect to CMG Tactical All Asset Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that CMG Capital was founded in 1992 and currently manages approximately $469 million in assets, primarily focusing on managing several tactical investment strategies in equity, fixed income and long/short portfolios through separately managed accounts, mutual funds and variable annuities for a wide variety of clients. The Board acknowledged its familiarity and satisfaction with CMG Capital and its investment team from their management of four other funds in the Trust. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and wide range of money management experience consisting of hedge fund management, model

Approval of Investment Advisory Agreement (Unaudited)

development, managed account strategies, customized investment structures, and conducting third party due diligence and oversight. They noted that CMG Capital will utilize a model-driven investment process, developed and maintained by its research team, and based on proprietary mathematical and technical indicators to evaluate and identify a global universe of exchange traded funds (“ETFs”) for price trends across various asset classes and market sectors. The Trustees agreed that although not all strategy risks can be eliminated, CMG Capital has demonstrated a good understanding of risk management and recognizes, through its implementation of the strategy over the last five years with its managed account clients, that the Fund must assume some market risk to implement the strategy. They noted that CMG Capital believes that certain risks can be mitigated through its investment process which is tactical, systematic, model-driven, and quantitative. They considered that the Fund will invest in ETFs that are evaluated to determine appropriateness for the strategy. The Trustees noted that CMG Capital will monitor compliance with the Fund’s investment limitations by pre-screening trades to determine compliance with the Fund’s strategy and investment restrictions as outlined in its prospectus and Statement of Additional Information. With respect to broker dealer selection, the Trustees considered that CMG Capital takes into consideration a comprehensive list of qualitative factors to determine a broker’s compliance with CMG Capital’s best execution practices. They noted that CMG Capital reported no material compliance or litigation issues during the last 36 months. The Board noted that CMG Capital has an experienced investment management team that is sufficiently resourced to support the operations of the Fund. The Board also noted CMG Capital has invested resources back into the firm to support the advisory operations. The Board concluded that CMG Capital should provide quality service to the Fund and its future shareholders.

Fees and Expenses. The Trustees noted CMG Capital proposed to charge an advisory fee of 0.75%, which is lower than both the peer group (1.05%) and Morningstar Tactical Allocation Category (0.84%) averages. They discussed the Fund’s estimated net expense ratio noting that Class I shares have an estimated expense ratio of 1.40%, which is in line with both the peer group average of 1.45% and Morningstar category average of 1.33%. The Trustees further noted that CMG Capital charges a fee of 2.25% to its separately managed accounts in the CMG Opportunistic All Asset Strategy. The Trustees agreed that the Fund provided a more accessible platform for investors to access this strategy at a lower cost. The Trustees concluded that the advisory fee was reasonable.

Performance. The Trustees reviewed the investment performance of the CMG Opportunistic All Asset Strategy, a strategy substantially similar to that of the Fund and used by CMG Capital for its separately managed account clients. They noted that the GIPS performance report shows a strategy that has lagged in return every year since inception and by 508 bps (net of a 225 bps fee) from inception through January 31, 2016. The Trustees further noted that the GIPS performance report shows a standard deviation of 790 bps for the strategy versus 1095 bps for the 60/40 benchmark assigned by CMG Capital. They considered that the strategy exhibits a Sharpe ratio of 57 bps versus 41 bps for the benchmark. The Trustees discussed that when considering the Fund’s objective and lower fee relative to the managed account platform, it appears that this strategy may work well in the mutual fund format. The Trustees concluded that CMG Capital should be approved based on its experience with the strategy and the objective of the Fund.

Profitability. The Trustees reviewed the profitability analysis provided by CMG Capital and considered whether CMG Capital would realize an excessive profit in connection with its relationship with the Fund. They noted that CMG Capital anticipates realizing a net loss during the first year of the Advisory Agreement, and a marginal gain in terms of actual dollars in year two. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether CMG Capital would realize economies of scale during the initial term of the advisory agreement. They noted CMG Capital anticipates launching the Fund with approximately $25 million and projects aggressive growth during the initial term. They further noted CMG Capital anticipates realizing economies of scale through decreased total fund expenses when

Approval of Investment Advisory Agreement (Unaudited)

assets across the CMG Fund family reach certain levels. The Trustees considered that although CMG Capital has not agreed to advisory fee breakpoints at this time, it has noted its willingness to consider the matter after Fund launch and as assets realize significant growth. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from CMG Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the advisory agreement is in the best interests of the future shareholders of CMG Tactical All Asset Strategy Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

4/30/16 – NLFT_v2

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

4/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, Pennsylvania 19406

Sub-Adviser	AlphaSimplex Group, LLC
CMG Global Equity	One Cambridge Center, 7th Floor
Fund	Cambridge, MA 02142

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
17605 Wright Street •Suite 2 • Omaha, NE 68130
1-866-CMG-9456

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 – $57,100
2015 – $42,900

(b)	Audit-Related Fees
2016 – None

2015 – None

(c)	Tax Fees

2016 – $8,800

2015 – $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2016 - $8,800
2015 - $6,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/16

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 7/8/16